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                                                                    EXHIBIT 10.5

                       FIFTH AMENDMENT TO PROMISSORY NOTE

     THIS FIFTH AMENDMENT TO PROMISSORY NOTE (this "Fifth Amendment") is entered into as of the 18 day of June, 2003, by and between DIVERISCARE ASSISTED LIVING SERVICES NC II, LLC, a Delaware limited liability company (the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    RECITALS

     A. The Borrower executed to the order of the Lender that certain Promissory Note dated June 4, 1999, in the principal amount of $12,480,000, as amended by that certain First Amendment to Promissory Note dated July 1, 2002, as amended by that certain Second Amendment to Promissory Note dated as of October 1, 2002, as amended by that certain Third Amendment to Promissory Note dated as of December 1, 2002, and as further amended by that certain Fourth Amendment to Promissory Note dated as of January 1, 2003 (the "Note"). Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

     B. The Borrower has requested that the Lender extend the Maturity Date of the Note, and the Lender has agreed, upon certain conditions, one of which is the execution of this Fifth Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the Borrower and the Lender hereby amend the Note as follows:

     1. Section 4 of the Note, Maturity Date, is hereby amended to extend the Maturity Date from April 1, 2003, until July 1, 2003. All references in the Note to the "Maturity Date" are hereby amended to mean July 1, 2003.

     Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

     Notwithstanding the execution of this Fifth Amendment, the indebtedness evidenced by the Note shall remain in full force and effect, and nothing contained herein shall be interpreted or construed as resulting in a novation of such indebtedness. The Borrower acknowledges and agrees that there are no offsets or defenses to payment of the obligations evidenced by the Note, as hereby amended, and hereby waives any defense, claim or counterclaim of the Borrower regarding the obligations of the Borrower under the Note, as hereby amended. The Borrower represents that there are no conditions of default or facts or consequences which will or could lead to a default under the obligations due from the Borrower under the Note, as amended herein, except as disclosed by Borrower and Diversicare Management Services Co. in that certain Quarterly Compliance Statement & Census Data report and that certain Compliance Certificate, each for the period ending March 31, 2003, dated May 13, 2003, and signed by Borrower's Chief Financial Officer.



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          IN WITNESS WHEREOF, the Borrower and Lender have caused this Fifth
Amendment to be executed by their respective duly authorized representatives, as of the date first set forth above.

                                        BORROWER:

                                        DIVERSICARE ASSISTED LIVING
                                        SERVICES NC II, LLC, a Delaware limited
                                        liability company

                                        By:  Diversicare Assisted Living
                                             Services NC, LLC
                                        Its: Sole Member

                                        By:  /s/ William R. Council, III
                                            ------------------------------------
                                             Name: William R. Council, III
                                             Title: Chief Executive Officer


                                        LENDER:

                                        GMAC COMMERCIAL MORTGAGE
                                        CORPORATION, a California corporation

                                        BY: /s/ Laura Y. McDonald
                                            ------------------------------
                                        Its: Senior Vice President
                                             -----------------------------


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